Financial liabilities at amortized cost – payables to network	12 Months Ended
Dec. 31, 2024
Financial Liabilities At Amortized Cost Payables To Network
Financial liabilities at amortized cost – payables to network

24. Financial liabilities at amortized cost – payables to network

	2024	2023

Payables to credit card network (i)	9,333,541	9,755,285
Total	9,333,541	9,755,285
(i)	Corresponds, mainly to the amount payable to the acquirers related to credit and debit card transactions. Brazilian credit card payables are settled according to the transaction installments, substantially in up to 27 days for transactions with no installments; 1 business day for international transactions; and sales in installments ("parcelado") have monthly settlements, mostly, over a period of up to 12 months. For Mexican and Colombian credit card transactions, the amounts are settled in 1 business day.

In December 2024, Nu renewed and extended its long-term partnership with Mastercard, including incentive mechanisms linked to debit and credit transaction volume performance and other performance obligations to be satisfied throughout the duration of the agreement.

The segregation by maturity is shown in the table below:

Payables to credit card network	2024	2023

Up to 30 days	4,326,268	5,347,665
30 to 90 days	2,450,743	2,361,563
Over 90 days	2,556,530	2,046,057
Total	9,333,541	9,755,285

Collateral for credit card operations

As of December 31, 2024, the Group had US$336 (US$320 on December 31, 2023) of security deposits granted in favor of Mastercard. These security deposits are measured at fair value through profit (loss) and are held as collateral for the amounts payable to the network and can be replaced by other security deposits with similar characteristics. The average remuneration rate of those security deposits was 0.34% per month in the year ended December 31, 2024 (0.40% per month in the year ended December 31, 2023).